UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2007

                                LNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Ohio                        0-13203                   34-1406303
     (State or other                 (Commission               (IRS Employer
       jurisdiction                 File Number)            Identification No.)
    of incorporation)

    457 Broadway, Lorain, Ohio                                    44052 -- 1769
 (Address of principal executive                                   (Zip Code)
             offices)

       Registrant's telephone number, including area code: (440) 244-6000


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


Effective March 9, 2007, Richard E. Lucas resigned his position as Executive Vice President and Senior Retail Executive of LNB Bancorp, Inc. Mr. Lucas has accepted a senior banking position in his home state of Maine.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                     LNB BANCORP, INC.

Date: March 13, 2007.                By: /s/ Sharon L. Churchill, CPA
                                          ---------------------------
                                          Sharon L. Churchill, CPA
                                          Chief Financial Officer